Prepayments and Other Assets - Schedule of Prepayments and Other Assets (Details) - USD ($) $ in Thousands		Dec. 31, 2025	Dec. 31, 2024
Schedule of Prepayments and Other Assets [Abstract]
Prepayments to suppliers		$ 667,462	$ 266,478
Deposits	[1]	35,650	31,372
Value-added and goods and services taxes recoverable		12,059	5,407
Prepayments of income tax		2,459	2,459
Others		5,342	4,457
Total		722,972	310,173
Current		698,291	291,929
Non-current		$ 24,681	$ 18,244

[1]	The Group pays deposits to certain electricity service providers. In order to minimize the deposit paid to the electricity supplier, in April 2023, Bitdeer Inc., a subsidiary of the Group, has entered into a guaranty agreement (the “2023 Guaranty Agreement”) with one of the electricity suppliers to act as a guarantor to provide the assurance for the payment obligation of another subsidiary of the Group in connection with electricity service subscribed. The total liability of the guarantor is limited to the lesser of the guaranteed obligations under all agreements or US$13.0 million in each case. In February 2024, Bitdeer and Bitdeer, Inc. together entered into a guaranty agreement with the electricity supplier to amend the 2023 Guaranty Agreement and limit the guarantor’s total liability to the lesser of the guaranteed obligations under all agreement or US$30.0 million in each case.